UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 12, 2018

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1250 Wood Branch Park Dr., Suite 400
Houston, Texas 77079
 (Address of principal executive offices)

 (855) 733-3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        Restricted Stock Awards

On December 12, 2018, PEDEVCO Corp. (the “Company”, “we” and “us”) issued, after approval by the Board of Directors and in connection with the Company’s annual compensation review and new hire equity award grants, an aggregate of 624,000 shares of restricted Company common stock under the Company’s Amended and Restated 2012 Equity Incentive Plan, as amended (the “Plan”), in consideration for services rendered, and to be rendered, by various officers and employees of the Company. The Plan, as amended, has been registered on various Form S-8 Registration Statements previously filed by the Company.

Included as part of the issuances was the issuance of:

(a)
30,000 shares to Mr. Paul Pinkston, the Company’s recently appointed Chief Accounting Officer, pursuant to terms of his offer letter, as previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 3, 2018, 50% of which shares vest on Mr. Pinkston’s one (1) year anniversary of his employment commencement date (December 1, 2019), and 50% of which shares vest on Mr. Pinkston’s two (2) year anniversary of his employment commencement date (December 1, 2020), subject to Mr. Pinkston’s continued service with the Company and the terms of a Restricted Shares Grant Agreement entered into between the Company and Mr. Pinkston;

(b)
20,000 shares to Mr. Gregory Overholtzer, the Chief Financial Officer of the Company, which shares vest at the rate of (i) 1/3 of the shares on the one (1) year anniversary of the December 12, 2018 grant date (the “Grant Date”); (ii) 1/3 on the two (2) year anniversary of the Grant Date; and (iii) 1/3 on the three (3) year anniversary of the Grant Date (collectively, the “Three Year Vesting Terms”), subject to Mr. Overholtzer’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Overholtzer;

(c)
300,000 shares to Dr. Simon G. Kukes, the Chief Executive Officer of the Company, all of which are subject to the Three Year Vesting Terms, subject to Dr. Kukes’ continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Dr. Kukes;

(d)
3,000 shares to Dr. Simon G. Kukes’ wife, who serves as an employee of the Company, all of which are subject to the Three Year Vesting Terms, subject to Mrs. Kukes’ continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mrs. Kukes;

(e)
112,000 shares to Mr. J. Douglas Schick, the President of the Company, all of which are subject to the Three Year Vesting Terms, subject to Mr. Schick’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Schick;

(f)
51,000 shares to Mr. Clark R. Moore, the Executive Vice President, General Counsel and Secretary of the Company, all of which are subject to the Three Year Vesting Terms, subject to Mr. Moore’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Moore; and

(g)
108,000 shares to other employees of the Company, all of which are subject to the Three Year Vesting Terms, subject to such recipient’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and each such recipient.

              A copy of the form of Restricted Shares Grant Agreement for the awards granted on December 12, 2018 is attached as Exhibits 4.2, to the Company’s Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission on October 31, 2013 and is incorporated by reference into this Item 5.02.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on December 17, 2018 providing an operational update with respect to its newly acquired assets located in the Chaveroo and Milnesand fields of the San Andres play in the Northwest Shelf of the Permian Basin situated in eastern New Mexico. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (1)
4.2	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Restricted Shares Grant Agreement (2)
99.1	Press Release dated December 17, 2018

(1) Filed on September 27, 2018, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-227566).

(2) Filed on October 31, 2013, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-192002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: December 17, 2018	By:	/s/ Dr. Simon Kukes
Dr. Simon Kukes
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (1)
4.2	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Restricted Shares Grant Agreement (2)
99.1	Press Release dated December 17, 2018

(1) Filed on September 27, 2018, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-227566).

(2) Filed on October 31, 2013, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-192002).